UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                  ____________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 05, 2007

                      CONSOLIDATED MEDICAL MANAGEMENT, INC.
               (Exact Name of Registrant as Specified in Charter)

              TEXAS                    xxxxxxx              XXXXXXX
   (State or Other Jurisdiction   (Commission File     (I.R.S. Employer
        of Incorporation)              Number)       Identification Number)

           11919 Sunray Avenue, Suite B; Baton Rouge, Louisiana 70816
                    (Address of principal executive offices)

                                 (225)-292-5139
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

     On March 23, 2007 Consolidated Minerals Management, Inc. (hereinafter referred to as CMMI) settled all claims made against CMMI in Cause No. 2005-25849, in the 113th District Court, Harris County, Texas, Patrick Palmer v. North American Reserve Corp., et al., were dismissed with prejudice. All debt obligations between CMMI or Intercontinental Fuels, LLC (the"Terminal") and North American Reserve Corp. or Dr. David Zehr and any of their principals or affiliates were compromised and released. The releases included the cancellation and return of two CMMI debentures in favor of Dr. Zehr aggregating $2.35 million, a promissory note totalling $150,000, any and all other note agreements with Dr. Zehr, as well as the cancellation of a promissory note payable by Intercontinental Fuels, LLC to Brent Bossart in the original principal amount of $85,000. In return, CMMI released North American from an indebtedness in the approximate amount of $55,000 for proceeds from the Par Minerals oil and gas investment. In addition, North American or Bossart satisfied a promissory note from Intercontinental Fuels, LLC to Regions Bank in the approximate amount of $150,000. In connection with the settlement, legal title to the Terminal was first placed in North American, then transferred by North American to 17617 Aldine Westfield Road, LLC, a Texas Limited Liability Company ("17617"). The Terminal has been leased by 17617 to Intercontinental Fuels, LLC for 18 months with an option to purchase at a price of $3.55 million.

     In addition, on April 3, 2007, the Company entered into an Investment Banking Agreement with CapNet Securities, Inc. ("CapNet"). Under the Agreement, CapNet will provide the following services: arrange referrals for valuation services, assist in the development of a capital structure and financial plan for the company, help to organize a fund-raising for the company for both working capital and capital expenditures, act as a placement agent for a fund-raising if and when such is offered by the company and assist in the negotiation and completion of any merger and/or acquisitions by the company. Under the agreement, CapNet Securities will be compensated in cash and stock based on certain successful outcomes. This will generally be in the range of ten percent in cash and stock of the offered amounts.

ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On April 2, 2007, Gaines & Company, Inc. ("Gaines") resigned as the Company's independent accountant. In both of the two most recent fiscal years, Gaines' report on CMMI's financial statements contained an adverse opinion regarding CMMI's ability to continue as a going concern.

There were no disagreements with Gaines on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The decision to change accountants was approved by the board of directors.

On April 4, 2007, the Company engaged James B. McElravy, P.C. ("McElravy"), as its independent accountant. Neither CMMI nor anyone acting on its behalf consulted McElravy regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on CMMI's financial statements.

CMMI's letter to Gaines is attached to this Form 8-K as an exhibit.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Consolidated Medical Management, Inc.
                                        -------------------------------------
                                                    (Registrant)


                                        By:
                                            -----------------------------
                                            Tim Byrd
                                            CEO

Dated:  April 5, 2007